                                                                    Exhibit 5(a)

                                APPLICATION FOR
                   GROUP DEFERRED VARIABLE ANNUITY CONTRACT
                                     WITH
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              FORT WAYNE, INDIANA


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1.  Contractowner
    Information

    Contractowner
                 ---------------------------------------------------------------

    Address
           ---------------------------------------------------------------------

    City, State, Zip
                    ------------------------------------------------------------


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2.  Plan
    Information

    Name of Plan
                ----------------------------------------------------------------

    401(a)___        403(b) ___         Governmental 457___      other____

    403(a)___        414(d) ___         Non-Profit 457  ___

    Is the Plan subject to Title I of the Employee Retirement Income Security Act of 1974?

                   yes
               ----
                   no
               ----

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3.  Contract
    Information

    Allocated   ___
    Unallocated ___


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4.  Payment

    Information

    First Year Lump Sum Payment  $_________________

    Recurring Annual Payment     $_________________

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Form 28903 5/98
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5.  Remarks
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6.  Signatures

    By signing below you certify that:

    .  You are authorized to purchase this contract on behalf of the plan.

    . If this contract is being purchased to fund a 401(a), 403(a), 414(d) or 457 plan, you certify that the purchase payments are qualified under sections 401(a), 404(a)(2), or 414(d) of the Internal Revenue Code or in the opinion of your counsel.

    . You have received a Prospectus relating to the Group Deferred Variable Annuity prior to the date of this Application.

    . The following individuals are authorized to sign on behalf of the contract.

     Name                                   Title
     -------------------------------------------------------------------------

     Name                                   Title
     -------------------------------------------------------------------------


ALL VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

     Signed by
     ------------------------------------------------------------------------

     Official Title
     ------------------------------------------------------------------------

     Signed at
     -------------------------------------------------------------------------
                                                City,State

     Date
     ----------------------


     Signature of Representative
     -------------------------------------------------------------------------


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7.  Representative
    Report

    SERVICING AGENT               SSN              SA CODE              %

    ---------------------  ------------------  ----------------     ----------

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